As filed with the Securities and Exchange Commission on October __, 2004.

Registration No. 333-119277

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

—————————

AMENDMENT NO. 1

to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

CHINA RESOURCES DEVELOPMENT, INC.

(Exact name of Registrant as specified in charter)

Nevada

    5190

87-0263643

(State or Other Jurisdiction

    (Primary Standard Industrial

(I.R.S. Employer

of Incorporation)

    Classification Code Number)

Identification No.)

AND

BILLION LUCK COMPANY LTD

(Exact name of Registrant as specified in charter)

British Virgin Islands

    5190

Not Applicable

(State or Other Jurisdiction

    (Primary Standard Industrial

(I.R.S. Employer

of Incorporation)

    Classification Code Number)

Identification No.)

—————————

Room 2105, West Tower, Shun Tak Centre

200 Connaught Road C, Sheung Wan, Hong Kong

011-852-2810-7205

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Ching Lung Po, President

Room 2105, West Tower, Shun Tak Centre

200 Connaught Road C, Sheung Wan, Hong Kong

011-852-2810-7205

(Name, address, including zip code, and telephone number, including area code, of agent for service)

with copies to:

David A. Ficksman, Esq.

Loeb & Loeb LLP

10100 Santa Monica Boulevard, Suite 2200

Los Angeles, California 90067-4164

(310) 282-2000

—————————

Approximate date of proposed sale to the public:

As soon as practicable after the effective date of this Registration Statement.

—————————

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

—————————

JOINT INFORMATION STATEMENT

—————————

CHINA RESOURCES DEVELOPMENT, INC.

and

BILLION LUCK COMPANY LTD

—————————

Room 2105, West Tower, Shun Tak Centre

200 Connaught Road C, Sheung Wan, Hong Kong

011-852-2810-7205

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT

October 15, 2004

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACTION, DEFINED BELOW, HAS ALREADY BEEN APPROVED BY THE WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE ON THIS MATTER. A VOTE OF THE REMAINING STOCKHOLDERS IS NOT NECESSARY.

General

This Joint Information Statement/Prospectus along with our Form 10-KSB for the fiscal year ended December 31, 2003 and our Form 10-QSB for the quarter ended June 30, 2004 are being furnished on or about October 15, 2004 to stockholders of record at the close of business on August 15, 2004 (the “Record Date”) of both common stock, par value $0.001 (the “Common Stock”) and the Series B Preferred Stock (“Preferred Stock”) of China Resources Development, Inc. (“CRD”, “China Resources” or the “Company”) in connection with the following (the “Action”):

•

Changing the Company’s corporate domicile, or place of incorporation, from the State of Nevada to the British Virgin Islands (the “BVI”). The change of our domicile from the State of Nevada to the BVI will be accomplished through a merger (the “Merger”) of the Company into our wholly-owned subsidiary, Billion Luck Company Ltd (“Billion Luck”), a company organized under the laws of the BVI.

Voting Procedures

The Board of Directors has approved, and a majority of the stockholders (the “Consenting Stockholders”) representing 50.3% of the outstanding voting power as of the Record Date have consented in writing to the Action. Such approval and consent constitute the approval and consent of a majority of the total number of shares entitled to vote on this matter and is sufficient under the Nevada Revised Statutes (“NRS”) to approve the Action. Accordingly, the Action will not be submitted to the other stockholders.

The Board of Directors of Billion Luck and the sole stockholder of Billion Luck have consented in writing to the Action. Such approval and consent constitute the approval and consent of a majority of the total number of shares entitled to vote on this matter and is sufficient under the laws of the British Virgin Islands to approve the Action.

CRD will pay all costs associated with the distribution of this Information Statement/Prospectus and the filing of the Registration Statement, including the costs of printing and mailing. CRD will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Joint Information Statement/Prospectus to the beneficial owners of CRD’s Common Stock.

The Merger will be effective when Articles of Merger are filed with the Registrar of Corporate Affairs in the British Virgin Islands and with the Department of Commerce, Division of Corporations of the State of Nevada. Under federal securities, laws, the Articles of Merger cannot be filed until at least 20 days after the mailing of this Joint Information Statement/Prospectus.

PROSPECTUS

—————————

BILLION LUCK COMPANY LTD

Room 2105, West Tower, Shun Tak Centre

200 Connaught Road C, Sheung Wan, Hong Kong

011-852-2810-7205

1,247,823 Common Stock

—————————

This Joint Information Statement/Prospectus relates to up to 1,247,823 shares of common stock, no par value of Billion Luck which will be issued to the stockholders of China Resources in exchange for their shares of China Resources, upon consummation of the proposed Merger between Billion Luck and CRD with Billion Luck being the surviving corporation. As a result of the Merger, the corporate domicile or CRD, will effectively be changed from the State of Nevada to the British Virgin Islands.

CRD is a holding company and Billion Luck its wholly-owned subsidiary and most of CRD’s operations are conducted through Billion Luck. Therefore there is no separate discussion of the operations or financial results of Billion Luck, as management has determined that it would be unduly confusing and duplicative. References to us, our and the Company refer to both Billion Luck and CRD.

THIS JOINT INFORMATION STATEMENT/PROSPECTUS AND THE ACCOMPANYING FORMS OF INFORMATION ARE FIRST BEING MAILED ON OR ABOUT OCTOBER 15, 2004.

INVESTING IN THE COMMON STOCK INVOLVES CERTAIN RISKS. SEE “RISK FACTORS” BEGINNING ON PAGE 6 FOR A DISCUSSION OF THESE RISKS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS JOINT INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

—————————

The date of this Joint Information Statement/Prospectus is October __, 2004.

TABLE OF CONTENTS

PAGE

EXPLANATORY NOTE	1
SIGNATURES
EXHIBIT INDEX

EXPLANATORY NOTE

This Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-4 (File No. 333-119277) is being filed solely for the purpose of filing Exhibits 5.2 and 23.2 to the Registration Statement.

1

Part II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21. Exhibits and Financial Statement Schedules.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger (included as Annex C to Information Statement Statement/Prospectus)*
3.1	Memorandum of Association Billion Luck (included as Annex A to Information Statement Statement/Prospectus)*
3.2	Articles of Association Billion Luck (included as Annex B to Information Statement Statement/ Prospectus)*
3.3	Articles of Incorporation of the Registrant, filed on January 15, 1986 (Filed with Annual Report on Form 10-K/A for the fiscal year ended December 31, 1994, and incorporated herein by reference.)
3.4	By-laws of the Registrant (Filed with Annual Report on Form 10-K/A for the fiscal year ended December 31, 1994, and incorporated herein by reference.)
3.5

Certificate of Amendment of Articles of Incorporation of the Registrant, filed on November 18, 1994
(Filed with Annual Report on Form 10-K/A for the fiscal year ended December 31, 1994, and incorporated herein by reference.)

3.6

Certificate of Amendment of Articles of Incorporation of the Registrant, filed on November 18, 1994
(Filed with Annual Report on Form 10-K/A for the fiscal year ended December 31, 1994, and incorporated herein by reference.)

3.7

Certificate of Amendment of Articles of Incorporation of the Registrant, effective March 31, 1995, and filed on June 19, 1995 (Filed with Quarterly Report on Form 10-Q/A for the fiscal quarter ended March 31, 1995, and with Current Report on Form 8-K dated June 19, 1995, and incorporated herein by reference.)

3.8

Certificate of Amendment of Articles of Incorporation of the Registrant, effective December 30, 1996
(Filed with Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996, and incorporated herein by reference.)

3.9

Amended and Restated By-laws of the Registrant, as amended on December 30, 1996
(Filed with Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996, and incorporated herein by reference.)

4.1	Certificate of Designation of Series B Convertible Preferred Stock, filed on December 13, 1995 (Filed with Current Report on Form 8-K dated March 8, 1996, and incorporated herein by reference.)
4.2

Certificate of Amendment of Certificate of Designation of Series B Convertible Preferred
Stock, effective December 31, 1997 (Filed with Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996, and incorporated herein by reference.)

5.2	Opinion of Walkers BVI**
8.1	Opinion of Horwath, Kam & Company*
10.1

China Resources Development, Inc., 1995 Stock Option Plan, adopted as of March 31, 1995
(Filed as Exhibit 10.18 to Quarterly Report on Form 10-Q/A for the fiscal quarter ended
March 31, 1995, and the Current Report on Form 8-K dated June 19, 1995, and incorporated herein by reference.)

10.2

China Resources Development, Inc., Amended and Restated 1995 Stock Option Plan, as amended on December 30, 1996 (Filed as Exhibit 10.34 to Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996, and incorporated herein by reference.)

10.3

Employment Agreement between the Company and Tam Cheuk Ho, dated February 1, 1999
(Filed as Exhibit 10.43 to Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and incorporated herein by reference.)

10.4

Employment Agreement between the Company and Wong Wah On, dated February 1, 1999
(Filed as Exhibit 10.44 to Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and incorporated herein by reference.)

Exhibit Number	Description of Exhibit

10.5

Service Agreement between the Company and Ching Lung Po, dated February 1, 1999 (Filed as
Exhibit 10.45 to Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and incorporated herein by reference.)

10.6

Agreement for the Sale and Purchase of Shares in HARC by and between the Farming Bureau and Shenzhen Shenhua Investment Co. Ltd. dated April 17, 2001 (Certified English translation of original Chinese version filed as Exhibit 10.27 to Current Report on Form 8-K filed May 17, 2001, and incorporated herein by reference.)

10.7

Agreement for the Sale and Purchase of Shares in HARC by and between the Farming Bureau and Shenzhen Fengsun Development Co. Ltd. dated April 17, 2001 (Certified English translation of original Chinese version filed as Exhibit 10.28 to Current Report on Form 8-K filed May 17, 2001, and incorporated hereinby reference.)

10.8

Agreement for the Sale and Purchase of Shares in HARC by and between the Farming Bureau and Hainan Zhongwei Trading Co. Ltd. dated April 17, 2001 (Certified English translation of original Chinese version filed as Exhibit 10.29 to Current Report on Form 8-K filed May 17, 2001, and incorporated herein by reference.)

10.9

Agreement for the Sale and Purchase of Shares in HARC by and between the Farming Bureau and Shenzhen Chaopeng Investment Co. Ltd. dated April 17, 2001 (Certified English translation of original Chinese version filed as Exhibit 10.30 to Current Report on Form 8-K filed May 17, 2001, and incorporated herein by reference.)

10.10

Agreement for the Sale and Purchase of Shares in HARC by and between the Farming Bureau and Shenzhen Feishang Development Co. Ltd. dated April 17, 2001 (Certified English translation of original Chinese version filed as Exhibit 10.31 to Current Report on Form 8-K filed May 17, 2001, and incorporated herein by reference.)

10.11	Form of Declaration of Trust (Certified English translation of original Chinese version filed as Exhibit 10.32 to Current Report on Form 8-K filed May 17, 2001, and incorporated herein by reference.)
10.12

Agreement for the Sale and Purchase of Shares in Xilian Timber Mill by and between HARC and the
Farming Bureau dated April 17, 2001 (Certified English translation of original Chinese version filed as
Exhibit 10.33 to Current Report on Form 8-K filed May 17, 2001, and incorporated herein by reference.)

10.13

Agreement for the Sale and Purchase of Shares in Hainan Weilin by and between HARC and the
Farming Bureau dated April 17, 2001 (Certified English translation of original Chinese version filed as
Exhibit 10.34 to Current Report on Form 8-K filed May 17, 2001, and incorporated herein by reference.)

10.14

Agreement for the Sale and Purchase of Shares in Hainan Sundiro Motorcycle Co. Ltd. by and between
HARC and the Farming Bureau dated April 17, 2001 (Certified English translation of original Chinese version filed as Exhibit 10.35 to Current Report on Form 8-K filed May 17, 2001, and incorporated herein by reference.)

23.1	Consent of Independent Registered Public Accounting Firm*
23.2	Consent of Walkers BVI (included in Exhibit 5.2 hereof)**
99.1	Form 10-KSB for period ended December 31, 2003*
99.2	Form 10-QSB for the period ended June 30, 2004*

———————

* Incorporated by reference to the Registration Statement File No. 333-119277 filed September 24, 2004

** Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 12th day of October, 2004.

CHINA RESOURCES DEVELOPMENT, INC.

By:	/s/ CHING LUNG PO
Name:	Ching Lung Po
Title:	Chief Executive Officer

Pursuant to requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated.

By:	/s/ CHING LUNG PO	President, Chairman of the Board of Directors, Chief Executive Office	October 12, 2004
Name:	Ching Lung Po

By:	*	Chief Financial Officer/Director	October 12, 2004
Name:	Tam Cheuk Ho

By:	*	Financial Controller/Director/Secretary	October 12, 2004
Name:	Wong Wah On

By:	*	Director	October 12, 2004
Name:	Lam Kwan Sing

By:	*	Director	October 12, 2004
Name:	Ng Kin Sing

By:	*	Director	October 12, 2004
Name:	Lo Kin Cheung

*

The undersigned does hereby sign this Registration Statement on behalf of each of the above-indicated director or officer of China Resources Development, Inc. pursuant to the power of attorney executed by each such director or officer.

Pursuant to the requirements of the Securities Act, each registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 12th day of October, 2004.

BILLION LUCK COMPANY LTD.

By:	/s/ CHING LUNG PO
Name:	Ching Lung Po
Title:	Director

Pursuant to requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated.

By:	/s/ CHING LUNG PO	Director	October 12, 2004
Name:	Ching Lung Po

By:	*	Director	October 12, 2004
Name:	Tam Cheuk Ho

By:	*	Director	October 12, 2004
Name:	Wong Wah On

*

The undersigned does hereby sign this Registration Statement on behalf of each of the above-indicated director or officer of Billion Luck Company Ltd. pursuant to the power of attorney executed by each such director or officer.

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

5.2	Opinion of Walkers BVI
23.2	Consent of Walkers BVI (included in Exhibit 5.2 hereof)